                                                                   EXHIBIT 10.57

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         Documentary stamp tax and intangible tax with respect to this Security Instrument (as defined herein) are being paid in connection with the recording of this Security Instrument in the Public Records of Palm Beach County, Florida.

TAX PARCEL NO.:  ____________________________

            RAMCO LANTANA LLC, a Michigan limited liability company

                                   (Borrower)

                                  in favor of

                         KEYBANK NATIONAL ASSOCIATION,
                         a national banking association
                                    (Lender)

                   MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT, AND FIXTURE FILING

Dated:  July __, 2003
Location: 1589 West Lantana Road, Lantana, Florida 33462

This Instrument Prepared By:
Jason W. Lee, Esq.
Polsinelli Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, Missouri  64112
Phone:  (816) 753-1000
Fax:  (816) 753-1536

RECORD AND RETURN TO:
KEYBANK NATIONAL ASSOCIATION
911 Main Street, Suite 1500
Kansas City, Missouri  64105
Attention: Carol Brownfield
Loan No.: 10020333

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                                TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
RECITALS.........................................................................................................      1

DEFINITIONS......................................................................................................      1

ARTICLE 1 - GRANTS OF SECURITY...................................................................................      2
         SECTION 1.1          PROPERTY MORTGAGED.................................................................      2
                              (a)   Land.........................................................................      2
                              (b)   Additional Land..............................................................      2
                              (c)   Improvements.................................................................      2
                              (d)   Easements and Appurtenances..................................................      2
                              (e)   Fixtures and Tangible Personal Property......................................      3
                              (f)   Leases and Rents.............................................................      3
                              (g)   Condemnation Awards..........................................................      4
                              (h)   Insurance Proceeds...........................................................      4
                              (i)   Tax Certiorari...............................................................      4
                              (j)   Miscellaneous Personal Property..............................................      4
                              (k)   Personal Property As Defined In Uniform Commercial Code......................      4
                              (l)   Conversion...................................................................      4
                              (m)   Other Rights.................................................................      5
         SECTION 1.2          ASSIGNMENT OF LEASES AND RENTS.....................................................      5
         SECTION 1.3          SECURITY AGREEMENT.................................................................      5
         SECTION 1.4          PLEDGE OF MONIES HELD..............................................................      5
         SECTION 1.5          COMMON LAW PLEDGE/ASSIGNMENT.......................................................      6

CONDITIONS TO GRANT..............................................................................................      6

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED.........................................................................      6
         SECTION 2.1          DEBT...............................................................................      6

ARTICLE 3 - BORROWER COVENANTS...................................................................................      7
         SECTION 3.1          PAYMENT OF DEBT....................................................................      7
         SECTION 3.2          INCORPORATION BY REFERENCE.........................................................      7
         SECTION 3.3          INSURANCE..........................................................................      7
                              (a)   Insurance....................................................................      7
                                    (i)    Property Insurance....................................................      7
                                    (ii)   Business Interruption.................................................      7
                                    (iii)  Boiler and Machinery..................................................      7
                                    (iv)   Builder's Risk........................................................      8
                                    (v)    Ordinance/Law Coverage................................................      8
                                    (vi)   Personal Property.....................................................      8
                                    (vii)  Liability Insurance...................................................      8
                                    (viii) Workers Compensation Insurance........................................      8
                                    (ix)   Other Insurance.......................................................      8
                              (b)   Insurance Policies...........................................................      8

                              (c)   Compliance With Insurance Requirements.......................................      9
                              (d)   Restoration..................................................................      9
                              (e)   Blanket Insurance Policies...................................................      9
                              (f)   Absolute Transfer On Foreclosure.............................................      9
         SECTION 3.4          PAYMENT OF TAXES, ETC. ............................................................      9
         SECTION 3.5          TAX AND INSURANCE ESCROW FUND......................................................     10
         SECTION 3.6          CONDEMNATION.......................................................................     10
         SECTION 3.7          LEASES AND RENTS...................................................................     11
         SECTION 3.8          MAINTENANCE OF PROPERTY............................................................     11
         SECTION 3.9          WASTE..............................................................................     11
         SECTION 3.10         COMPLIANCE WITH LAWS...............................................................     12
         SECTION 3.11         BOOKS AND RECORDS..................................................................     12
         SECTION 3.12         PAYMENT FOR LABOR AND MATERIALS....................................................     13
         SECTION 3.13         PERFORMANCE OF OTHER AGREEMENTS....................................................     14
         SECTION 3.14         CHANGE OF NAME, IDENTITY OR STRUCTURE..............................................     14
         SECTION 3.15         EXISTENCE..........................................................................     14

ARTICLE 4 - SPECIAL COVENANTS....................................................................................     14
         SECTION 4.1          PROPERTY USE.......................................................................     14
         SECTION 4.2          ERISA..............................................................................     14
         SECTION 4.3          SINGLE PURPOSE ENTITY..............................................................     15
         SECTION 4.4          RESTORATION AFTER CASUALTY.........................................................     18

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES.......................................................................     21
         SECTION 5.1          WARRANTY OF TITLE..................................................................     21
         SECTION 5.2          AUTHORITY..........................................................................     21
         SECTION 5.3          LEGAL STATUS AND AUTHORITY.........................................................     21
         SECTION 5.4          VALIDITY OF DOCUMENTS..............................................................     21
         SECTION 5.5          LITIGATION.........................................................................     22
         SECTION 5.6          STATUS OF PROPERTY.................................................................     22
         SECTION 5.7          NO FOREIGN PERSON..................................................................     23
         SECTION 5.8          SEPARATE TAX LOT...................................................................     23
         SECTION 5.9          ERISA COMPLIANCE...................................................................     23
         SECTION 5.10         LEASES.............................................................................     23
         SECTION 5.11         FINANCIAL CONDITION................................................................     24
         SECTION 5.12         BUSINESS PURPOSES..................................................................     24
         SECTION 5.13         TAXES..............................................................................     24
         SECTION 5.14         MAILING ADDRESS....................................................................     24
         SECTION 5.15         NO CHANGE IN FACTS OR CIRCUMSTANCES................................................     24
         SECTION 5.16         DISCLOSURE.........................................................................     24
         SECTION 5.17         THIRD PARTY REPRESENTATIONS........................................................     24
         SECTION 5.18         ILLEGAL ACTIVITY...................................................................     24

ARTICLE 6 - DEBTOR/CREDITOR RELATIONSHIP.........................................................................     25
         SECTION 6.1          RELATIONSHIP OF BORROWER AND LENDER................................................     25

ARTICLE 7 - FURTHER ASSURANCES...................................................................................     25
         SECTION 7.1          RECORDING OF SECURITY INSTRUMENT, ETC. ............................................     25
         SECTION 7.2          FURTHER ACTS, ETC. ................................................................     25
         SECTION 7.3          CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.............................     25
         SECTION 7.4          ESTOPPEL CERTIFICATES..............................................................     26
         SECTION 7.5          FLOOD INSURANCE....................................................................     26
         SECTION 7.6          SPLITTING OF SECURITY INSTRUMENT...................................................     26
         SECTION 7.7          REPLACEMENT DOCUMENTS..............................................................     26
         SECTION 7.8          AMENDED FINANCING STATEMENTS.......................................................     27

ARTICLE 8 - DUE ON SALE/ENCUMBRANCE/CHANGE IN BORROWER...........................................................     27
         SECTION 8.1          NO SALE/ENCUMBRANCE/CHANGE OF OWNERSHIP WITHOUT CONSENT............................     27
         SECTION 8.2          CONDITIONS TO LENDER'S CONSENT.....................................................     28

ARTICLE 9 - PREPAYMENT...........................................................................................     28

ARTICLE 10 - DEFAULT.............................................................................................     28
         SECTION 10.1         EVENTS OF DEFAULT..................................................................     28
         SECTION 10.2         LATE CHARGE........................................................................     30
         SECTION 10.3         DEFAULT INTEREST...................................................................     30

ARTICLE 11 - RIGHTS AND REMEDIES.................................................................................     30
         SECTION 11.1         REMEDIES...........................................................................     30
         SECTION 11.2         APPLICATION OF PROCEEDS............................................................     32
         SECTION 11.3         RIGHT TO CURE DEFAULTS.............................................................     32
         SECTION 11.4         ACTIONS AND PROCEEDINGS............................................................     32
         SECTION 11.5         RECOVERY OF SUMS REQUIRED TO BE PAID...............................................     32
         SECTION 11.6         EXAMINATION OF BOOKS AND RECORDS...................................................     33
         SECTION 11.7         OTHER RIGHTS, ETC. ................................................................     33
         SECTION 11.8         RIGHT TO RELEASE ANY PORTION OF THE PROPERTY.......................................     33
         SECTION 11.9         VIOLATION OF LAWS..................................................................     33
         SECTION 11.10        RIGHT OF ENTRY.....................................................................     34
         SECTION 11.11        RIGHTS PERTAINING TO SALES.........................................................     34

ARTICLE 12 - ENVIRONMENTAL HAZARDS...............................................................................     35
         SECTION 12.1         ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.......................................     35
         SECTION 12.2         ENVIRONMENTAL COVENANTS............................................................     36
         SECTION 12.3         LENDER'S RIGHTS....................................................................     37

ARTICLE 13 - INDEMNIFICATION.....................................................................................     37
         SECTION 13.1         GENERAL INDEMNIFICATION............................................................     37
         SECTION 13.2         MORTGAGE AND/OR INTANGIBLE TAX.....................................................     39
         SECTION 13.3         ERISA INDEMNIFICATION..............................................................     39
         SECTION 13.4         ENVIRONMENTAL INDEMNIFICATION......................................................     39

         SECTION 13.5         DUTY TO DEFEND, ATTORNEYS' FEES AND OTHER FEES AND EXPENSES........................     40

ARTICLE 14 - WAIVERS.............................................................................................     40
         SECTION 14.1         WAIVER OF COUNTERCLAIM.............................................................     40
         SECTION 14.2         MARSHALLING AND OTHER MATTERS......................................................     40
         SECTION 14.3         WAIVER OF NOTICE...................................................................     40
         SECTION 14.4         WAIVER OF STATUTE OF LIMITATIONS...................................................     40
         SECTION 14.5         SURVIVAL...........................................................................     40
         SECTION 14.6         WAIVER OF TRIAL BY JURY............................................................     40

ARTICLE 15 - EXCULPATION.........................................................................................     41

ARTICLE 16 - NOTICES.............................................................................................     41
         SECTION 16.1         NOTICES............................................................................     41

ARTICLE 17 - APPLICABLE LAW......................................................................................     41
         SECTION 17.1         CHOICE OF LAW/JURISDICTION AND VENUE...............................................     41
         SECTION 17.2         USURY LAWS.........................................................................     42
         SECTION 17.3         PROVISIONS SUBJECT TO APPLICABLE LAW...............................................     42
         SECTION 17.4         INAPPLICABLE PROVISION.............................................................     42

ARTICLE 18 - SECONDARY MARKET....................................................................................     42
         SECTION 18.1         DISSEMINATION OF INFORMATION.......................................................     42
         SECTION 18.2         CONVERSION TO REGISTERED FORM......................................................     42

ARTICLE 19 - COSTS...............................................................................................     43
         SECTION 19.1         PERFORMANCE AT BORROWER'S EXPENSE..................................................     43
         SECTION 19.2         ATTORNEY'S FEES FOR ENFORCEMENT....................................................     43

ARTICLE 20 - CERTAIN DEFINITIONS, HEADINGS, RULE OF CONSTRUCTION.................................................     43
         SECTION 20.1         GENERAL DEFINITIONS................................................................     43
         SECTION 20.2         HEADINGS, ETC......................................................................     44
         SECTION 20.3         RULES OF CONSTRUCTION..............................................................     44

ARTICLE 21 - MISCELLANEOUS.......................................................................................     44
         SECTION 21.1         NO ORAL CHANGE.....................................................................     44
         SECTION 21.2         LIABILITY..........................................................................     44
         SECTION 21.3         DUPLICATE ORIGINALS; COUNTERPARTS..................................................     44
         SECTION 21.4         NUMBER AND GENDER..................................................................     45
         SECTION 21.5         SUBROGATION........................................................................     45
         SECTION 21.6         ENTIRE AGREEMENT...................................................................     45
         SECTION 21.7         LENDER'S RIGHT TO SUBORDINATE......................................................     45

ARTICLE 22 - LOCAL LAW PROVISIONS................................................................................     45
         SECTION 22.1         INCONSISTENCIES....................................................................     45

ARTICLE 23 - ADDITIONAL OR SPECIAL PROVISIONS OR MODIFICATIONS...................................................     46
         SECTION 23.1         INCONSISTENCIES....................................................................     46

                                    PREAMBLE

         THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, AND FIXTURE FILING ("SECURITY INSTRUMENT") is made as of July __, 2003, by and among RAMCO LANTANA LLC, a Michigan limited liability company having its principal place of business or residing at c/o Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 ("BORROWER," such term includes any successors or assigns of Borrower and any future owners of all or any part of the Property, as hereinafter defined) and KEYBANK NATIONAL ASSOCIATION, a national banking association having a place of business at 911 Main Street, Suite 1500, Kansas City, Missouri 64105, as mortgagee ("LENDER," such term includes all successors and assigns and all subsequent holders, if any, of the Promissory Note that this Security Instrument secures).

PROPERTY ADDRESS:         1589 West Lantana Road, Lantana, Florida 33462

                                    RECITALS

         Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of $11,000,000.00 in lawful money of the United States of America (the note together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall collectively be referred to as the "NOTE"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

         Borrower desires to secure the payment of the Debt and the performance of all of its obligations under the Note and other Loan Documents.

                                  DEFINITIONS

         The terms set forth below are defined in the following Loan Documents or Sections and Subsections of this Security Instrument and when used in this Security Instrument shall have the meanings set forth in such Loan Documents (such Loan Documents being incorporated herein by reference for such purposes), Sections, and Subsections unless the context clearly otherwise requires. Certain other capitalized words and phrases that are used on a more limited basis are defined in the Sections in which they are used.

         Applicable Laws: Subsection 3.10(a);
         Borrower: Preamble and Section 20.1;
         Debt: Section 2.1;
         Default Rate: Note;
         Environmental Law: Section 12.1;
         ERISA: Subsection 4.2(a);
         Escrow Fund: Section 3.5;
         Event of Default: Section 10.1;
         Financial Statement Reporting Deposit: Note;
         Guarantor: Section 5.5;
         Hazardous Substances: Section 12.1;
         Indemnified Parties: Section 13.1;
         Indemnitor: Subsection 5.5;
         Insurance Premiums: Subsection 3.3(b);
         Investor: Section 18.1;

         Land: Subsection 1.1(a);
         Late Charges: Note;
         Leases: Subsection 1.1(f);
         Lender: Preamble and Section 20.1;
         Loan: Subsection 2.1(a);
         Loan Documents: Subsection 2.1(a);
         Maturity Date: Note;
         Monthly Payment: Note;
         Net Proceeds: Subsection 4.4(b);
         Note: Recitals and Section 20.1;
         O&M Plan: Section 12.2;
         Other Charges: Subsection 3.4(a);
         Permitted Exceptions: Section 5.1;
         Personal Property: Subsection 1.1(e);
         Policies/Policy: Subsection 3.3(b);
         Prepayment Consideration: Note;
         Property: Section 1.1 and Section 20.1;
         Release: Section 12.1;
         Remediation: Section 12.1;
         Rents: Subsection 1.1 (f);
         Restoration: Subsection 3.3(d);
         Securities: Section 18.1;
         Security Instrument: Preamble;
         Taxes: Subsection 3.4(a);
         Transfer: Section 8.1;
         Uniform Commercial Code: Subsection 1.1(e).

                         ARTICLE 1 - GRANTS OF SECURITY

         SECTION 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably deed, mortgage, grant, bargain, sell, alien, enfeoff, hypothecate, remise, release, pledge, assign, warrant, transfer, confirm, convey, and grant to Lender a lien on, pledge of, and security interest in, the following property, rights, interests, and estates now owned or hereafter acquired by Borrower to the full extent of Borrower's right, title, and interest therein, including hereafter acquired rights, interests, and property, and all products and proceeds thereof and additions and accessions thereto (sometimes collectively referred to herein as the "PROPERTY"):

         (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "LAND"); TOGETHER with

         (b) Additional Land. All additional lands, estates, and development rights now owned or hereafter acquired by Borrower for use in connection with the Land and the development of the Land that may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument;

         (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "IMPROVEMENTS");

         (d) Easements and Appurtenances. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, riparian rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, including any homestead or other claim at law or in equity and any after-acquired title, franchises, licenses, and any reversions and remainders thereof, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in, and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         (e) Fixtures and Tangible Personal Property. All inventory, machinery, furniture, equipment, and fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever located upon the Land or the Improvements or appurtenant thereto or used in connection with the present or future operation or occupancy of the Land or the Improvements, including all materials intended for construction, reconstruction, refurbishment, renovation, alterations, and repairs to the Property (whether stored or located on or off the Property) (all of the items described in Subsections 1.1(e) through 1.1(m) below are herein sometimes collectively called the "PERSONAL PROPERTY"), including the right, title and interest of Borrower in and to any of the Personal Property that may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by any state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE") superior in lien to the lien of this Security Instrument, such Personal Property to include, for example, the following: (1) all furniture and furnishings, including carpets, rugs and other floor coverings, draperies, drapery rods and brackets, awnings, window shades, Venetian blinds, curtains, lighting fixtures, desk chairs, stools, pictures, lamps, ash trays, waste baskets, clocks, radios, and all other furniture and furnishings of every kind and nature whatsoever; (2) all cash registers, coin machines, computers, word processing equipment, adding machines, calculators, check protectors, postage meters, desks, chairs, tables, room dividers, filing cabinets, safes, vaults, time clocks, time card machines, and other office furniture, equipment and supplies of every kind and nature whatsoever; (3) all right and interest of the Borrower in and to all equipment leases, personal property leases, conditional sales contracts and similar agreements in and to the telephone system (including the switching components thereof), television sets, computer systems, refrigerator/bars, and point of sale computer systems and/or inventory control systems; (4) all apparatus, machinery, motors, tools, insurance proceeds, leases, and equipment, including fire sprinklers and alarm systems, air conditioning, heating, refrigerating, electronic monitoring, window or structural cleaning rigs, maintenance equipment, equipment for the extermination or exclusion of vermin or insects, equipment for removal of dust, debris, snow, refuse or garbage, and all other equipment of every kind; (5) elevators, fittings, radiators, gas ranges, mechanical equipment, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning, central energy and sprinkler equipment and fixtures and appurtenances thereto; and (6) all renewals or replacements of any of the foregoing, whether or not the same are or shall be attached to the Improvements;

         (f) Leases and Rents. All leases and other agreements affecting or relating to the use, enjoyment or occupancy of all or any part of the Land or the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C.
Section 101 et seq. (the "BANKRUPTCY CODE"), as the same may be amended from time to time (the "LEASES") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, royalties, licenses, payments (including payments pursuant to the exercise of any purchase option by any tenant under any Lease), fees, revenues, income, receipts, charges, accounts, accounts receivable, issues and profits and other benefits (including all oil and gas or other mineral royalties and bonuses) from the Land or the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the Property;

         (i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

         (j) Miscellaneous Personal Property. All intangible property used in connection with or generated by, located on or at or pertaining to the Property including all general intangibles, payment intangibles, software, goodwill, trademarks, trade names, service marks, logos, copyrights, option rights, purchase contracts, contract rights, or leases of personal property and security deposits received pursuant thereto, utility contracts, service contracts, guaranties, warranties, telephone exchange numbers, licenses, government permits and applications, approvals and other government rights relating to the Property or the operation of the business thereon; all books and records; deposit accounts, letter-of-credit rights, accounts, contract rights, instruments, chattel paper, investment property, all rights of Borrower for payment of money for property sold, rented or lent, for services rendered, for money lent, or advances or deposits made; all claims, actions, and causes of action (including those arising in tort, including commercial tort claims) of Borrower against others; all agreements, contracts, certificates, instruments (including promissory notes, guaranties, liens and all writings which evidence a right to the payment of money), franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Property or any part thereof or respecting any business or activity conducted on the Property or any part thereof and all right, title and interest of Borrower therein and thereunder, including the right to receive and collect any sums payable to Borrower thereunder; all extensions, improvements, betterments, replacements, renewals, or additions and accessions to any of the foregoing; and any other intangible property of Borrower related to the Property; and

         (k) Personal Property As Defined In Uniform Commercial Code. In addition to any other property mentioned in this Section 1.1, all property in which a security interest may be created pursuant to the Uniform Commercial Code (or any similar laws) including all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, documents, documents of title, instruments, deposit accounts, letter-of-credit rights, investment property, tort claims (including commercial tort claims), and securities located on or generated by or used in connection with the ownership or operation of the Property;

         (l) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; and

         (m) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (l) above.

         SECTION 1.2 ASSIGNMENT OF LEASES AND RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold a portion of the Rents sufficient to discharge all current sums due on the Debt for use in the payment of such sums.

         SECTION 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Debt, a security interest in any of the Property that is deemed to be personal property to the full extent that such property may be subject to the Uniform Commercial Code. This Security Instrument shall be and is intended to serve as a financing statement under the Uniform Commercial Code with respect to the Personal Property, and when filed shall serve as a financing statement for all intents and purposes thereunder. Borrower authorizes Lender to file financing statements describing the Personal Property. Lender shall be entitled to all rights and remedies of a "secured party" under the Uniform Commercial Code. Upon its recording in the real property records, this Security Instrument shall be effective as a financing statement filed as a fixture filing and when filed shall serve as a financing statement for all intents and purposes thereunder. For purposes of this filing, Borrower is the record owner of the Property. The name and mailing address of Borrower, as debtor, and the name and mailing address of Lender, as secured party, from which information concerning this Financing Statement may be obtained, are set forth in the Preamble of this Security Instrument. The Borrower shall immediately advise the Lender in writing of the opening of any new place of business or the closing of any of its existing places of business, or of any change in the location of the chief executive office of Borrower, or the state of Borrower's organization, or Borrower's exact legal name, or the places where the Personal Property, or any part thereof, or the books and records concerning the Personal Property, or any part thereof, are kept.

         If any of the Property is deemed to be personal property, this Security Instrument shall also constitute a security agreement with respect to such personal property executed by Borrower as debtor in favor of Lender as Secured Party. Upon the occurrence of an Event of Default, Lender may, in addition to and not in derogation of any other rights and remedies of Lender under the Loan Documents or applicable law, in accordance with Section 9-501(4) or 9-604 of the Uniform Commercial Code, as applicable, or other such provisions of the Uniform Commercial Code, elect (i) to proceed under and have all the rights and remedies of a secured party under Article 9 of the Uniform Commercial Code and any other applicable law, or (ii) to proceed as to both the real property and the personal property in accordance with Lender's rights and remedies in respect of the real property encumbered by this Security Instrument, whereupon at any foreclosure sale conducted pursuant to this Security Instrument may offer the real and personal property together as part of the same sale, with bids to be taken on the whole of the real and personal property rather than separately.

         SECTION 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all items and monies now or hereafter held by Lender including any sums deposited in escrow including in the Escrow Fund as additional security for the Debt until expended or applied as provided in this Security Instrument.

         SECTION 1.5 COMMON LAW PLEDGE/ASSIGNMENT. To the extent that the Uniform Commercial Code does not apply to any item of the Personal Property, it is the intention of this Security Instrument that Lender have a common law pledge and/or collateral assignment of such item of Personal Property.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Loan Documents, and shall abide by and comply with each and every covenant and condition set forth in the Loan Documents, these presents and the estate hereby granted shall terminate.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

         SECTION 2.1 DEBT. This Security Instrument and the grants, assignments, and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "DEBT"):

         (a) the payment of the indebtedness and obligations evidenced by or arising under the following, which, together with all amendments or modifications thereto and substitutions or replacements thereof are sometimes herein collectively called the "LOAN DOCUMENTS": the Note; this Security Instrument; any other documents or instruments evidencing and/or securing the Note or now or hereafter executed by Borrower or others in connection with or related to the indebtedness and loan that is evidenced by the Note ("LOAN") including any assignments of leases and rents, security agreements, financing statements, guarantys, indemnity agreements (including environmental indemnity agreements), letters of credit, and escrow/holdback arrangements;

         (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument, or any other Loan Document;

         (c)      Prepayment Consideration (as defined in the Note);

         (d) the payment of all other monies agreed or provided to be paid by Borrower in the Note, this Security Instrument, or any other Loan Document;

         (e) the payment of all sums advanced pursuant to this Security Instrument or any other Loan Document to protect and preserve the Property and the lien and the security interest created hereby;

         (f) the payment of all loans, debts, and advances by Lender, all liabilities and claims of any kind or nature (in contract, tort or otherwise), and costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, modification, consolidation, change, substitution, replacement, restatement or increase of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender and whether or not evidenced by additional promissory notes or other instruments;

         (g) the performance of all other obligations of Borrower contained herein;

         (h) the performance of each obligation of Borrower contained in the Note in addition to the payment of the Debt and of Borrower contained in any Loan Document; and

         (i) the performance of each obligation of Borrower contained in any renewal, extension, modification, consolidation, change, substitution, replacement for, restatement or increase of all or any part of the Note, this Security Instrument or any other Loan Document.

                         ARTICLE 3 - BORROWER COVENANTS

         Borrower covenants and agrees that:

         SECTION 3.1 PAYMENT OF DEBT. Borrower shall pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

         SECTION 3.2 INCORPORATION BY REFERENCE. All of the covenants, conditions and agreements contained in the Note and each other Loan Document are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         SECTION 3.3 INSURANCE.

         (a) Insurance. Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

                  (i) Property Insurance. Insurance against loss or damage by, or abatement of rental income resulting from, fire, lightning, windstorm, hail, explosion, riot attending a strike, riot, civil commotion, aircraft, vehicles, smoke, vandalism, malicious mischief, burglary and theft, earthquake (if required by Lender), flood (meeting the requirements of the Federal Insurance Administration, if any part of the Property is located in an area having special flood hazards and for which flood insurance has been made available under the National Flood Insurance Act of 1968 and any amendments or successor acts thereto) and such other hazards, casualties and contingencies (including, but not limited to, so-called "all risk" coverage), in an amount not less than the lesser of (1) the full replacement cost of the Property, without deduction for physical depreciation, or (2) the outstanding balance of the Debt, but in either case in an amount sufficient to ensure that the insurer issuing such policies would not deem Borrower to be a co-insurer under such policies;

                  (ii) Business Interruption. Business interruption and/or loss of "rental income" insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds that will cover a period of not less than one (1) year from the date of casualty or loss, the term "rental income" to mean the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of the Property then not being occupied;

                  (iii) Boiler and Machinery. Broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about the Property and insurance against loss of occupancy or use arising from any breakdown in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to the Property;

                  (iv) Builder's Risk. During the course of any substantial construction, repair, renovation or refurbishment of the Property, builder's completed value risk insurance against all risks of physical loss, including collapse and transit coverage, with a deductible not to exceed $25,000.00, in non-reporting form, covering the total value of the work performed and equipment, supplies and materials furnished;

                  (v) Ordinance/Law Coverage. Ordinance or law coverage to compensate for the cost of demolition and the increased cost of construction if the Property is a non-conforming use;

                  (vi) Personal Property. Insurance against loss or damage to the Personal Property described herein, by fire and other risks covered by "All Risk Replacement Cost Insurance," in an amount not less than the full replacement cost of the Personal Property, including the cost of debris removal, with a deductible of not more than $25,000.00;

                  (vii) Liability Insurance. Borrower agrees to carry and maintain liability and indemnity insurance, including without limitation water damage insurance and the so-called assumed and contractual liability coverage, in forms, in the minimum amount of $3,000,000.00 per occurrence, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages;

                  (viii) Workers Compensation Insurance. Workers' compensation insurance (including employer's liability insurance) for all employees of Borrower or affiliated entities which are engaged on or with respect to the Property or the business operations thereon, in such amount as is satisfactory to Lender. Borrower shall also require the managing agent for the Property to carry such insurance; and

                  (ix) Other Insurance. Such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to the Property.

         (b) Insurance Policies. All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY") issued by one or more insurers satisfactory to Lender in its sole discretion and having a rating of A:V or better by Best's Key Rating Guide. All insurers providing insurance required by this Security Instrument shall be authorized to issue insurance in the state in which the Property is located. The Policy referred to in Subsection 3.3(a)(i) above shall name Lender as an additional named insured and all Policies other than those referred to in Sections 3.3(a)(vii) and (viii) above shall provide that all proceeds be payable to Lender as set forth in Section 4.4 hereof and shall also: (1) contain a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omission of Lender; (2) contain a waiver of subrogation endorsement as to Lender; and (3) be approved by Lender in its sole discretion as to amounts, form, risk coverage, deductibles, loss payees and insureds. All Policies shall contain (i) a provision that such Policies shall not be cancelled or terminated, nor shall they expire, without at least thirty
(30) days prior written notice to Lender in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums against any loss payees, additional insureds and named insureds (other than Borrower). Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Lender not less than thirty (30) days prior to the expiration date of any of the Policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums (the "INSURANCE PREMIUMS"). Duplicate originals of such replacement Policies shall be delivered to Lender promptly after Borrower's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Borrower fails to maintain and deliver to Lender the original Policies or certificates of insurance required by this Security Instrument, upon ten (10) days prior notice to Borrower, Lender may procure such insurance at Borrower's sole cost and expense.

         (c) Compliance With Insurance Requirements. Borrower shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any Article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of the Property pursuant to this Section 3.3.

         (d) Restoration. If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and provided that Borrower shall have received the Net Proceeds, Borrower shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "RESTORATION") and otherwise in accordance with Section 4.4 of this Security Instrument.

         (e) Blanket Insurance Policies. The insurance coverage required under Section 3.3(a) may be effected under a blanket policy or policies covering the Property and other properties and assets not constituting a part of the security hereunder; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Property, and any sub-limit in such blanket policy applicable to the Property, and shall in any case comply in all other respects with the requirements of this Section 3.3. Lender may make such other requirements with respect to blanket insurance as Lender may deem appropriate or desirable from time to time.

         (f) Absolute Transfer On Foreclosure. In the event of a foreclosure of this Security Instrument or other transfer of title to the Property extinguishing the Debt or the lien of this Security Instrument, all right, title and interest of Borrower in and to any insurance policies then in force shall pass to and are hereby assigned by Borrower to the purchaser or grantee.

         SECTION 3.4 PAYMENT OF TAXES, ETC.

         (a) Borrower shall pay by their due date all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES"), and all charges for utility services provided to the Property as same become due and payable. Borrower shall deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges, and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure Debt affecting the Property (it not being implied by this clause that any such encumbrance will be permitted), (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have set aside adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon, taking into consideration the amount in the Escrow Fund available for payment of Taxes.

         SECTION 3.5 TAX AND INSURANCE ESCROW FUND. At the option of the Lender, Lender may require Borrower to establish an Escrow Fund sufficient to discharge its obligations for the payment of Insurance Premiums and Taxes one month prior to their due dates pursuant to Sections 3.3 and 3.4 hereof. Initial deposits of Taxes and Insurance Premiums shall be made by Borrower to Lender in amounts determined by Lender in its discretion on the date hereof to be held by Lender in escrow. Additionally, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable one month prior to the due dates established by the appropriate taxing authority during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies one month prior to the expiration thereof (the initial deposits together with the amounts in (a) and (b) above shall be called the "ESCROW FUND"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate tax authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, Lender shall be obligated to pay the Taxes and Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying the Escrow Fund to the payments of such Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall reasonably estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by Applicable Law, no earnings or interest on the Escrow Fund shall be payable to Borrower.

         SECTION 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings to the extent permitted by law. Borrower shall deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including, but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Borrower shall cause any award or payment payable to Borrower in any condemnation to be paid directly to Lender. Lender shall apply any such award or payment (after deducting any expenses of collection) to the reduction or discharge of the Debt (whether or not then due and payable). No Prepayment Consideration (as defined in the Note) shall be payable solely in connection with such application; provided, however, that notwithstanding the foregoing, if an Event of Default is existing as of the date of the condemnation, or an event has occurred as of the date of the condemnation that with notice and/or the passage of time, or both, would constitute an Event of Default hereunder, then any condemnation awards or proceeds applied to the Debt pursuant to this Section shall be subject to the Prepayment Consideration (as defined in the Note) computed in accordance with the terms of the Note. If the Property or any portion thereof is taken by the power of eminent domain, Borrower shall promptly commence and diligently prosecute the restoration of the Property in accordance with Section 4.4 of this Security Instrument. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to fully satisfy the Debt.

         SECTION 3.7 LEASES AND RENTS. Borrower shall comply at all times with that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender, which is incorporated herein by this reference as though fully set forth herein.

         SECTION 3.8 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (unless such Personal Property is replaced with personal property of equal or better quality) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use or Improvement to be discontinued or abandoned without the express written consent of Lender.

         SECTION 3.9 WASTE. Borrower shall not commit or suffer any waste of the Property ("waste" meaning the diminution in the Property's value resulting from Borrower's negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner) or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower shall not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         SECTION 3.10 COMPLIANCE WITH LAWS.

         (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property and the use thereof ("APPLICABLE LAW").

         (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

         (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner that would materially increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

         (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Loan Documents; (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure Debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Property nor any part thereof or interest therein nor any of the tenants or occupants thereof shall be affected in any material adverse way as a result of such proceeding; and (v) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         SECTION 3.11 BOOKS AND RECORDS.

         (a) Borrower shall keep adequate books and records of account in accordance with methods acceptable to Lender in its sole discretion and consistently applied and shall furnish to Lender:

                  (i) Within ninety (90) days after the close of each fiscal year of Borrower, Borrower shall deliver or cause to be delivered to
Lender: (A) an annual rent roll, certified by the Borrower's chief financial officer (or other person acceptable to Lender); (B) an annual operating statement of the Property, certified by the Borrower's chief financial officer (or other person acceptable to Lender); and (C) an annual balance sheet of Borrower certified by the Borrower's chief financial officer (or other person acceptable to Lender).

                  (ii) For each Guarantor, Borrower shall deliver, or cause to be delivered to Lender within ninety (90) days after the close of the fiscal year of such Guarantor (A) an annual balance sheet and profit and loss statement of such Guarantor certified by such Guarantor's chief financial officer (or other person acceptable to Lender) if such Guarantor is an entity, or (B) a signed personal financial statement (on a financial statement form satisfactory to Lender in its sole discretion) if such Guarantor is an individual.

                  (iii) For the first 12 months after the date of this Security Instrument, Borrower shall deliver, or cause to be delivered, all of the following with respect to the previous calendar month within 21 days after the close of each calendar month, all to be certified by the Borrower's chief financial officer (or other person acceptable to Lender): (A) monthly rent roll(s); (B) monthly operating statement(s) of the Property; and (C) year to date operating statement(s) of the Property.

                  (iv) Beginning 13 months after the date of this Security Instrument, Borrower shall deliver, or cause to be delivered, all of the following with respect to the previous fiscal quarter within 30 days after the close of each fiscal quarter, all to be certified by the Borrower's chief financial officer (or other person acceptable to Lender): (A) a quarterly rent roll; (B) a quarterly operating statement of the Property; and (C) a year to date operating statement of the Property.

         (b) Annually, no later than each February 1 during the term of the Note, Borrower shall deliver to Lender, for Lender's approval in its sole discretion, a report (the "LEASING REPORT") setting forth the minimum economic terms that Borrower proposes for use in connection with the standard lease form for leases of portions of the Property during the twelve month period beginning upon such anniversary date. The terms set forth in the Leasing Report shall reflect the prevailing market conditions for like properties in the locality of the Property.

         (c) Immediately upon Borrower's receipt of such information, but in no event less frequently than annually, Borrower shall deliver to Lender, in form satisfactory to Lender, information regarding the sales and/or receipts of each tenant of the Property who is required to report such information to Borrower pursuant to such tenant's Lease or otherwise.

         (d) Upon reasonable request from Lender, Borrower and its affiliates shall furnish to Lender:

                  (i) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                  (ii) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         (e) Borrower and its affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

         SECTION 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower shall promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions.

         SECTION 3.13 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property.

         SECTION 3.14 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure, or its state of organization, without notifying the Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of the Lender.

         SECTION 3.15 EXISTENCE. Borrower shall continuously maintain (a) its existence and shall not dissolve or permit its dissolution, (b) its rights to do business in the state where the Property is located and (c) its franchises and trade names.

                          ARTICLE 4 - SPECIAL COVENANTS

         Borrower covenants and agrees that:

         SECTION 4.1 PROPERTY USE. The Property shall be used only for the use approved by Lender in connection with the making of the Loan and for no other use without the prior written consent of Lender.

         SECTION 4.2 ERISA.

         (a) Borrower shall not engage in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and any other Loan Document) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (ii) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                  (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         SECTION 4.3 SINGLE PURPOSE ENTITY.

                  (a) Limited Purposes.Borrower by execution of this Security Instrument represents, warrants and covenants that it (i) has been and shall continue to be organized solely for the limited purpose of acquiring, owning, improving, leasing, managing, operating, holding for investment and selling or otherwise disposing of the Property and doing only those things necessary in connection therewith, (ii) shall not engage in any other business,
(iii) shall have no other purpose, (iv) shall not own or acquire any real property other than the real estate included in the Property or any personal (tangible or intangible) property other than personal property included in the Property or in furtherance of the purposes of Borrower as stated herein, and (v) shall not incur, create, or assume any indebtedness or liabilities, secured or unsecured, direct or contingent, other than (A) the Loan and (B) unsecured indebtedness that represents trade payables or accrued expenses occurring in the normal course of business of owning and operating the Property that are due and payable within thirty (30) days after the date incurred and which in no event exceeds two percent (2%) of the outstanding principal balance of the Note.

         (b) Prohibited Actions. Borrower by execution of this Security Instrument represents, warrants, and covenants that it has not taken and shall not take any of the following actions:

                  (i) take any "BANKRUPTCY ACTION", which is defined to include without limitation:

                           (A)      taking any action that might cause Borrower
to become insolvent;

                           (B)      commencing any case, proceeding or other
action on behalf of Borrower or under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors;

                           (C)      instituting proceedings to have Borrower
adjudicated as bankrupt or insolvent;

                           (D)      consenting to the institution of bankruptcy
or insolvency proceedings against Borrower;

                           (E)      filing a petition or consent to a petition
seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief on behalf of Borrower of its debts under any federal or state law relating to bankruptcy;

                           (F)      seeking or consenting to the appointment of
a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower or a substantial portion of its properties;

                           (G)      admitting in writing Borrower's inability to
pay debts generally as they become due;

                           (H)      making any assignment for the benefit of
Borrower's creditors; or

                           (I)      taking any action in furtherance of the
foregoing;

                  (ii) dissolve, liquidate or terminate in whole or in part, or consolidate with or merge into any person or entity, or sell, transfer or otherwise dispose of or encumber all or substantially all of its assets or change its legal structure;

                  (iii) amend or recommend the amendment of any formation or organizational document of Borrower unless (i) Lender consents to such amendment and (ii) following any securitization of the Loan, the applicable rating agencies confirm in writing that such change will not result in the qualification, withdrawal or downgrade of any securities ratings;

                  (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if required) under the applicable laws of the jurisdiction of its organization or formation;

                  (v) terminate or fail to comply with the provisions of its organizational documents; or

                  (vi) engage in any business or activity that is not consistent with the purposes of Borrower as set forth in Section 4.3(a) above.

         (c) Separateness Covenants. Except as otherwise expressly required by any Loan Document, Borrower by execution of this Security Instrument represents, warrants, and covenants that it shall at all times:

                  (i)      not commingle assets with those of any other entity,

                  (ii)     hold its assets in its own name;

                  (iii)    conduct its own business in its own name;

                  (iv) maintain its bank accounts, books, records and financial statements in accordance with generally accepted accounting principles, keep such bank accounts, books, records and financial statements separate from those of any other person or entity, and not permit the listing of its assets on the financial statement of any other person or entity;

                  (v) maintain its books, records, resolutions and agreements as official records;

                  (vi)     pay its own liabilities out of its own funds;

                  (vii) maintain adequate capital in light of its contemplated business operations;

                  (viii)   observe all organizational formalities;

                  (ix) maintain an arm's-length relationship with Affiliates and enter into transactions with Affiliates only on a commercially reasonable basis;

                  (x) pay the salaries of only its own employees and maintain a sufficient number of employees in light of contemplated business operations;

                  (xi) not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

                  (xii) not acquire the obligations or securities of its Affiliates or owners, including partners, members or shareholders;

                  (xiii) not make loans or advances to any other person or entity;

                  (xiv) allocate fairly and reasonably any overhead for shared office space;

                  (xv)     use separate stationery, invoices and checks;

                  (xvi) file its own tax returns (unless prohibited by applicable laws from doing so);

                  (xvii) not pledge its assets for the benefit of any other person or entity;

                  (xviii) hold itself out as a separate entity, and not fail to correct any known misunderstanding regarding its separate identity;

                  (xix) not identify itself as a division of any other person or entity;

                  (xx) not maintain its assets in such a manner that will be costly or difficult to segregate, ascertain or identify its individual assets from those or any other person or entity; and

                  (xxi) observe the single purpose entity and separateness covenants and requirements set forth herein.

         (d) SPE Component Entity. If Borrower is a partnership or limited liability company, at least one general partner in the case of a partnership or the managing member in the case of a limited liability company (each an "SPE COMPONENT ENTITY") of Borrower, as applicable, shall be a corporation whose sole asset is its interest in Borrower and each SPE Component Entity will:

                  (i) at all times comply with each of the covenants, terms, provisions, representations and warranties contained in Sections 4.3(b) and (c) above, as if each such covenant, term, provision, representation or warranty was agreed to or made directly by such SPE Component Entity, and each such SPE Component Entity, by execution of this Security Instrument, does hereby so covenant, represent and warrant;

                  (ii)     cause Borrower to comply with the provisions of this
Section 4.3; and

                  (iii) will have organizational documents containing restrictions on its activities and imposing requirements intended to preserve its separateness that are substantially similar to those of Borrower, and such organizational documents shall provide, among other things, that such corporation will not engage in any business or activity other than owning an interest in Borrower, will not acquire or own any assets other than its partnership, membership or other equity interest in Borrower, will not incur any debt or liabilities, secured or unsecured, direct or contingent other than unsecured indebtedness that represents trade payables or accrued expenses occurring in the normal course of business related to the ownership of an interest in Borrower that are due and payable within thirty (30) days after the date incurred and which in no event exceeds two percent (2%) of the outstanding principal balance of the balance of the Note. Such SPE Component Entity shall own at least a one percent interest in Borrower.

         (e) Definitions. As used in this Section, the terms shall have the meanings set forth herein:

                  (i) "AFFILIATE" means a person or entity that directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control of or with, the person or entity specified; and

                  (ii) "CONTROL" means (A) whether directly or indirectly, ownership or control of the power to vote ten percent (10%) or more of the outstanding equity interests of any such entity, (B) the control in any manner of the election of more than one director or trustee (or persons exercising similar functions) of such entity, or (C) the possession of the power to direct or cause the direction of the management and/or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

         (f) Injunctive Relief. Borrower and SPE Component Entity by execution of this Security Instrument acknowledge and agree with Lender that Lender would be irreparably damaged if any of the covenants of this Section 4.3 are breached or not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which Lender may be entitled, at law or in equity, Lender shall be entitled to injunctive relief to prevent or remedy breaches of the provisions of this Section 4.3 and specifically to enforce the terms and provisions of this Section 4.3 in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

         SECTION 4.4 RESTORATION AFTER CASUALTY. In the event of a casualty, the following provisions shall apply in connection with the Restoration of the
Property:

         (a) If (i) the Net Proceeds do not exceed $30,000.00 ("CASUALTY AMOUNT"), (ii) the costs of completing the Restoration as reasonably estimated by Borrower shall be less than or equal to the Casualty Amount, (iii) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any other Loan Document, (iv) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws, and (v) such fire or other casualty does not materially impair access to the Property or the Improvements, then the Net Proceeds will be disbursed directly to Borrower and Borrower shall commence and diligently prosecute to completion, the Restoration of the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or to such taking. Except upon the occurrence and continuance of an Event of Default, Borrower shall settle any insurance claims with respect to the Net Proceeds that in the aggregate are less than or equal to the Casualty Amount. Lender shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds that in the aggregate are equal to or greater than the Casualty Amount. If an Event of Default shall have occurred and be continuing, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment. If the Net Proceeds are received by Borrower, such Net Proceeds shall, until the completion of the related work, be held in trust for Lender and shall be segregated from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

         (b) If the Net Proceeds are greater than the Casualty Amount, such Net Proceeds shall, subject to the provisions of the Leases that are superior to the lien of this Security Instrument or with respect to which subordination, non-disturbance agreements binding upon Lender have been entered into concerning the deposits of Net Proceeds, be forthwith paid to Lender to be held by Lender in a segregated account to be made available to Borrower for the Restoration in accordance with the provisions of this Subsection 4.4(b). Borrower shall commence and diligently prosecute to completion, the Restoration. The term "NET PROCEEDS" for purposes of this Section 4.4 shall mean the net amount of all insurance proceeds under the Policies carried pursuant to Subsections 3.3(a)(i) (Property Insurance), (ii) (Business Interruption), (iii) (Boiler and Machinery), (iv) (Builder's Risk), (v) (Ordinance/Law Coverage), and (vi) (Personal Property) of this Security Instrument as a result of such damage or destruction, after deduction of Borrower's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same.

                  (i) The Net Proceeds shall be made available to Borrower for payment of, or reimbursement of Borrower's reasonable and customary expenses in connection with, the Restoration, subject to the following conditions:

                           (A)      no Event of Default shall have occurred and
be continuing under the Note, this Security Instrument, or any other Loan Document;

                           (B)      Lender shall, within a reasonable period of
time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration, which plans and specifications shall be subject to Lender's approval;

                           (C)      the Net Proceeds, together with any cash or
cash equivalent deposited by Borrower with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect;

                           (D)      less than fifty percent (50%) of the total
floor area of the Improvements has been damaged or destroyed or rendered unusable as a result of such fire or other casualty;

                           (E)      Lender shall be satisfied that any operating
deficits, including all scheduled payments of principal and interest under the Note that will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower;

                           (F)      Lender shall be satisfied that, upon the
completion of the Restoration and related lease-up, if applicable, the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting replacement reserve requirements and reserves for tenant improvements and leasing commissions from net operating income) equal to or greater than the coverage ratio calculated and assumed by Lender in connection with the origination of the Loan or, if lower, the coverage ratio that existed as of the date immediately preceding such casualty;

                           (G)      the Restoration can reasonably be completed
on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) the earliest date required for such completion under the terms of any Leases and (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to as nearly as possible the condition it was in immediately prior to such casualty;

                           (H)      the Property and the use thereof after the
Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws); and

                           (I)      such casualty does not materially impair
post-Restoration access to the Land or the Improvements.

                  (ii) The Net Proceeds shall be held by Lender, and until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the obligations. The Net Proceeds other than the Net Proceeds paid under the Policy described in Subsection 3.3(a)(ii) (Business Interruption) shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and
(B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration that have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

                  (iii) Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and an independent consulting engineer, architect, or other expert selected by Lender (the "CASUALTY CONSULTANT"), such acceptance not to be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                  (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "CASUALTY RETAINAGE" as used in this Subsection 4.4(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                  (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

                  (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs that are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the obligations.

                  (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any other Loan Document.

         (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) shall be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the sole discretion of Lender, the same shall be paid, either in whole or in part, to Borrower. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Debt.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender that:

         SECTION 5.1 WARRANTY OF TITLE. Borrower has good, marketable and indefeasible title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements, and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "PERMITTED EXCEPTIONS"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         SECTION 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

         SECTION 5.3 LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Loan Documents.

         SECTION 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Loan Documents and the borrowing evidenced by the Note (i) are within the power and authority of Borrower; (ii) have been authorized by all requisite organizational action;
(iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected;
(v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby), and (b) the Note, this Security Instrument and the Loan Documents constitute the legal, valid and binding obligations of Borrower.

         SECTION 5.5 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against Borrower, any person guaranteeing the payment of the Debt or any portion thereof or performance by Borrower of any terms of this Security Instrument (a "GUARANTOR"), if any, any person liable under that certain Environmental Indemnity Agreement of even date herewith or any other indemnity agreement entered into in favor of Lender in connection with the Loan ("INDEMNITOR"), if any, or against or affecting the Property that (a) has not been disclosed to Lender, and has a material, adverse effect on the Property or Borrower's, any Guarantor's or any Indemnitor's ability to perform its obligations under the Note, this Security Instrument or the Loan Documents, or
(b) is not adequately covered by insurance, each as determined by Lender in its sole and absolute discretion.

         SECTION 5.6 STATUS OF PROPERTY.

         (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law, or, if any portion of the Improvements is now or at any time in the future located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

         (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

         (c) The Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use and Environmental Laws and other similar laws.

         (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

         (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (f)      The Property is served by public water and sewer systems.

         (g) The Property is free from damage caused by fire or other casualty.

         (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

         (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

         (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

         (k) All security deposits relating to the Leases reflected on the certified rent roll delivered to Lender have been collected by Borrower except as noted on the certified rent roll.

         (l) Borrower has received no notice of an actual or threatened condemnation or eminent domain proceeding by any public or quasi-public authority.

         (m) All the Improvements lie within the boundaries of the Property.

         SECTION 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         SECTION 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         SECTION 5.9 ERISA COMPLIANCE.

         (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         (b) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA, and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         SECTION 5.10 LEASES. Except as disclosed in the rent roll for the Property delivered to and approved by Lender, (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the current terms of the Leases including all effective alterations, modifications and amendments to the Leases are reflected in the certified rent roll delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated (except to Lender); (e) none of the Rents have been collected for more than one
(1) month in advance (except a security deposit shall not be deemed rent collected in advance); (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (g) there exist no offsets or defenses to the payment of any portion of the Rents; (h) Borrower has received no notice from any tenant challenging the validity or enforceability of any Lease; (i) there are no agreements with the tenants under the Leases other than expressly set forth in each Lease; (j) the Leases are valid and enforceable against

Borrower and the tenants set forth therein; (k) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision;
(l) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (m) each Lease (other than a Residential Lease, as defined in the Assignment of Leases and Rents of even date herewith) is subordinate to this Security Instrument, either pursuant to its terms or a recorded subordination agreement; (n) no Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders; and (o) no brokerage commissions or finders fees are due and payable regarding any Lease.

         SECTION 5.11 FINANCIAL CONDITION. Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and it has received reasonably equivalent value for the granting of this Security Instrument.

         SECTION 5.12 BUSINESS PURPOSES.

         [Reserved.]

         SECTION 5.13 TAXES. Borrower, any Guarantor and any Indemnitor have filed, or timely obtained extensions for the filing of, all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         SECTION 5.14 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with Article 16, is true and correct.

         SECTION 5.15 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "LOAN APPLICATION") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

         SECTION 5.16 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         SECTION 5.17 THIRD PARTY REPRESENTATIONS. Each of the representations and the warranties made by each Guarantor and Indemnitor herein or in any Loan Document(s) is true and correct in all material respects.

         SECTION 5.18 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any criminal or other illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to controlled substances at the Property.

                    ARTICLE 6 - DEBTOR/CREDITOR RELATIONSHIP

         SECTION 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument or the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                         ARTICLE 7 - FURTHER ASSURANCES

         SECTION 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, shall cause this Security Instrument and any of the Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower shall pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Loan Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         SECTION 7.2 FURTHER ACTS, ETC. Borrower shall, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, shall execute and deliver and hereby authorizes Lender to execute in the name of Borrower, or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.2 or Section 7.1.

         SECTION 7.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

         (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower shall pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

         (b) Borrower shall not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety
(90) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State or other governmental authorities shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Loan Documents or impose any other tax or charge on the same, Borrower shall pay for the same, with interest and penalties thereon, if any.

         SECTION 7.4 ESTOPPEL CERTIFICATES.

         (a) Within ten days after any request by Lender, Borrower shall furnish Lender with a statement, duly acknowledged and certified in such form as Lender may reasonably request, setting forth (i) the original principal amount of the Note, (ii) the then current unpaid principal balance of the Note, (iii) the then applicable rate of interest on the Note, (iv) the date the most recent installment of interest and/or principal under the Note was paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Security Instrument and the other Loan Documents are valid, legal and binding obligations of Borrower and have not been modified or amended (or, if so, giving the particulars of such modifications or amendments).

         (b) Within ten days after any request by Lender, Borrower shall furnish Lender with estoppel certificates from any tenants of the Property (other than tenants under Residential Leases) in such form and containing such information as Lender may reasonably require.

         SECTION 7.5 FLOOD INSURANCE. Within fifteen (15) days after Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or, if it is, that Borrower has obtained insurance meeting the requirements of Section 3.3(a)(i).

         SECTION 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount secured by this Security Instrument, and containing terms, provisions and clauses no less favorable to Borrower than those contained herein and in the Note, and such other documents and instruments as may be required by Lender to effect the splitting of the Note and this Security Instrument.

         SECTION 7.7 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Loan Document that is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Loan Document, Borrower shall issue, in lieu thereof, a replacement Note or Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or Loan Document in the same principal amount thereof and otherwise of like tenor.

         SECTION 7.8 AMENDED FINANCING STATEMENTS. Borrower shall execute and deliver to the Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by the Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Lender, Borrower shall execute a certificate in form satisfactory to the Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

             ARTICLE 8 - DUE ON SALE/ENCUMBRANCE/CHANGE IN BORROWER

         SECTION 8.1 NO SALE/ENCUMBRANCE/CHANGE OF OWNERSHIP WITHOUT CONSENT. Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower and Guarantor (if any) and Indemnitor (if any) in agreeing to make the Loan secured hereby. Borrower agrees that Borrower shall not, without the prior written consent of Lender, which may be given or withheld in its sole and absolute discretion, do or permit any of the following (hereinafter any of the following is sometimes referred to as a "TRANSFER"): sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or interest therein (legal or equitable) or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. A "Transfer" within the meaning of this Article 8 shall be deemed to include (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments;
(b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, any Indemnitor, or any general partner or managing member (or if no managing member, any member) of Borrower, Guarantor or Indemnitor is an entity (including a corporation, partnership, limited liability company, or trust) rather than an individual, a transaction or series of transactions involving (i) the creation or issuance of new legal or beneficial ownership interests or (ii) the voluntary or involuntary sale, conveyance, transfer or pledge, by operation of law or otherwise, of legal or beneficial ownership interests in such entity or the legal or beneficial ownership interests in any entity that directly or indirectly controls such Borrower, Guarantor or Indemnitor pursuant to which transaction or series of transactions any of such entity's legal or beneficial ownership interests shall become vested in a party or parties who are not now owners of such entity's legal or beneficial ownership interests as of the date of this Security Instrument; (d) if Borrower, any Guarantor or Indemnitor or any general partner or managing member (or if no managing member, any member) of Borrower, any Guarantor or Indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or the transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, and (e) if Borrower, any Guarantor, any Indemnitor or any general partner or member of Borrower, any Guarantor or any Indemnitor is a limited liability company, the change, removal or resignation of a managing member (or if no managing member, any member) or the transfer of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest. Notwithstanding the foregoing, a transfer by devise or descent or by operation of law upon the death of a member, general partner or stockholder of Borrower, any Guarantor or Indemnitor or any member or general partner thereof shall not be deemed to be a "Transfer" within the meaning of this Article 8. As used herein, the term "ownership interest" includes stock, partnership interests, membership or other interests in limited liability companies, and beneficial interests or other interests in trusts.

         SECTION 8.2 CONDITIONS TO LENDER'S CONSENT. Unless expressly waived in writing by Lender at the time of the Transfer or other express written waiver by Lender, Lender's prior written consent shall be given only upon the satisfaction of all of the following minimum conditions: (i) Lender has received Borrower's written request for a Transfer and Lender shall have expressly approved such request in writing subject to the satisfaction of all requirements hereunder;
(ii) no Event of Default has occurred and is continuing; (iii) the proposed new owner/assignee (the "NEW BORROWER") meets all of the Lender's Underwriting Standards; (iv) the Property meets all of the Lender's Underwriting Standards related to its financial condition, cash flow, operating income, physical condition, management and operation; (v) Borrower reimburses Lender for all underwriting costs incurred by Lender in connection with such Transfer (including without limitation, engineering and/or architect's fees, environmental studies, title searches, credit checks, attorney fees), whether or not any requested Transfer is approved or consummated; (vi) Borrower remits to Lender an assumption fee in the amount of one percent (1%) of the outstanding balance of the Debt as of the date of such Transfer; and (vii) the execution by New Borrower of an assumption agreement and other documents required by Lender in its sole and absolute discretion. "LENDER'S UNDERWRITING STANDARDS" shall mean the actual commercial loan underwriting standards of KeyBank National Association (or any successor entity that is then servicing the Loan) in effect at the time of the proposed Transfer, or, if no such standards exist, such standards which are then customary for a commercial lender in connection with a mortgage loan of the size and type of the Borrower's loan from Lender secured hereby.

         Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent.

         The provisions of this Article 8 shall apply to every Transfer regardless of whether voluntary or not or whether or not Lender has consented to any previous Transfer.

                             ARTICLE 9 - PREPAYMENT

         The Debt may be prepaid only in accordance with the terms of the Note.

                              ARTICLE 10 - DEFAULT

         SECTION 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

         (a) Borrower fails to make full and punctual payment of the Monthly Payment (as defined in the Note) or any other amount due on a monthly basis under the Note, this Security Instrument, or any other Loan Document within five (5) days after the date on which such payment is due;

         (b) Borrower fails to make full payment of the Debt when due, whether on the Maturity Date (as defined in the Note), upon acceleration or prepayment, or otherwise;

         (c) Borrower fails to make full and punctual payment of any Late Charges (as defined in the Note), costs and expenses due hereunder, or any other sum of money required to be paid to Lender hereunder or under the Note or any other Loan Document (other than any payment described in subclauses (a), (b) or (d) of this Article 10.1), which failure is not cured on or before the fifth
(5th) day after Lender's written notice to Borrower that such payment is required; or

         (d) Borrower fails to make the full and punctual payment of Taxes or Other Charges as required hereby;

         (e) Borrower fails to keep the Policies in full force and effect, or fails to promptly deliver copies thereof to Lender upon request;

         (f) if a Transfer occurs in violation of the provisions of Article 8, or Borrower violates or does not comply with the provisions of Article 12 or 13 of this Security Instrument;

         (g) if any representation or warranty of Borrower or any Guarantor or Indemnitor in any guaranty or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (h) Borrower shall make an assignment for the benefit of creditors or Borrower is not paying debts as and when the same become due;

         (i) if (i) Borrower or any Guarantor or Indemnitor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Guarantor or Indemnitor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any Guarantor or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above; or (iii) there shall be commenced against the Borrower or any Guarantor or Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets; or (iv) the Borrower or any Guarantor or Indemnitor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Guarantor or Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (j) Borrower shall be in default under any other deed of trust, mortgage or security agreement covering any part of the Property whether it be superior or junior in priority to this Security Instrument (it not being implied by this clause that any such encumbrance will be permitted);

         (k) the Property becomes subject to any mechanic's, materialman's or other lien (other than a lien for local real estate taxes and assessments not then due and payable), and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

         (l) Borrower fails to promptly and diligently cure any material violations of laws or ordinances affecting the Property;

         (m) the occurrence of an Event of Default under any other Loan Document and the expiration of any applicable grace or cure period thereunder; or

         (n) any breach or default hereunder by Borrower (including breach of or default under any covenant herein), other than a default or breach set forth in any of Sections 10.1(a) through (m), if such breach or default is not cured within thirty (30) days after written notice from Lender to Borrower (provided that Borrower shall not be entitled to a cure period hereunder if such breach or default is not capable of being cured as determined by Lender in its sole and absolute discretion), provided that if such breach or default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days, unless, only in the case of cures that require construction or remedial work, such cure cannot with diligence be completed within such one hundred twenty (120) day period, in which case such period shall be extended for an additional one hundred twenty (120) days or such longer period as Lender shall determine in its sole discretion.

         SECTION 10.2 LATE CHARGE. If any monthly installment of principal and interest is not paid when due, Borrower shall pay any late payment charge required by the Note.

         SECTION 10.3 DEFAULT INTEREST. Borrower shall pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note).

                        ARTICLE 11 - RIGHTS AND REMEDIES

         SECTION 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to the following actions, each of which may be pursued concurrently or otherwise, without notice or demand, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of
Lender:

         (a) declare the entire unpaid Debt to be immediately due and payable;

         (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

         (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

         (e) subject to the provisions of Article 15, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Loan Documents;

         (f) subject to the provisions of Article 15, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Loan Documents;

         (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property on an ex parte basis (any required notice of such appointment or any proceeding to appoint the same being hereby expressly waived) and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

         (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

         (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

         (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Loan Document to the payment of the following items in any order in its sole and absolute discretion:

                  (i)      Taxes and Other Charges;

                  (ii)     Insurance Premiums;

                  (iii)    Interest on the unpaid principal balance of the Note;

                  (iv) amortization of the unpaid principal balance of the Note; and all other sums payable pursuant to the Note, this Security Instrument and the Loan Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;

         (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

         (l) apply the undisbursed balance of any Net Proceeds or any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

         (m) pursue such other remedies as Lender may have under applicable law.

         In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in Subsection 10.1(i)(i) or
(ii) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         SECTION 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         SECTION 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, cure the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate (as defined in the Note) shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

         SECTION 11.4 ACTIONS AND PROCEEDINGS. After the occurrence and during the continuance of an Event of Default, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         SECTION 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         SECTION 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right upon prior written notice to examine the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right upon notice to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located.

         SECTION 11.7 OTHER RIGHTS, ETC.

         (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Loan Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

         (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         SECTION 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         SECTION 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

         SECTION 11.10 RIGHT OF ENTRY. Lender and its agents shall have the right upon prior written notice to enter and inspect the Property at all reasonable times upon notice to Borrower.

         SECTION 11.11 RIGHTS PERTAINING TO SALES. The following provisions shall, to the extent permitted by law, apply to any sale or sales of all or any portion of the Property under or by virtue of this Security Instrument, whether under any power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

         (a) The public officer or other person conducting such sale (herein called the "Sale Officer") may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more of such sales as to any part of the Property that has not been sold or by any sale that is not completed or is defective until the Debt has been paid in full.

         (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale, and such sale may be completed at the time and place so announced without further notice.

         (c) Lender is hereby appointed the true and lawful attorney-in-fact of Borrower, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Borrower's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold, and for that purpose Lender may execute all necessary instruments to accomplish the same, and may substitute one or more persons with like power, and Borrower hereby ratifies and confirms all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Borrower, if requested by Lender, shall ratify and confirm any such sale or sales by executing and delivering to Lender or such purchaser or purchasers, as applicable, all such instruments as may be advisable, in Lender's judgment, for the purposes designated in such request.

         (d) Any and all statements of fact or other recitals made in any of the instruments referred to in Subsection 11.11(c) given by Lender concerning nonpayment of the Debt, occurrence of any Event of Default, any declaration by Lender that all or any of the Debt is due and payable, any request to sell, any representation that notice of time, place and terms of sale and property or rights to be sold was duly given, or that any other act or thing was duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited.

         (e) The receipt by Sale Officer of the purchase money paid at any such sale, or the receipt of any other person authorized to give the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Security Instrument or, in any manner whatsoever, be answerable for any loss, misapplication or non-application of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and any and all persons claiming or who may claim the same, or any part thereof, by, through or under Borrower to the fullest extent permitted by applicable law.

         (g) Upon any such sale or sales, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums that Lender is authorized to charge to Borrower under the terms of the Note, this Security Instrument, or any other Loan Document to the extent necessary to satisfy such bid.

         (h) If Borrower, or any person claiming by, through or under Borrower, shall transfer or refuse or fail to surrender possession of the Property after any sale thereof, then Borrower or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of unlawful detainer proceedings or other appropriate proceedings, and to any other right or remedy available hereunder or under applicable law.

         (i) Upon any such sale, it shall not be necessary for Sale Officer, Lender or any public officer acting under execution or order of court to have present or constructively in its possession any or all of the Property.

         (j) In the event of any sale referred to in this Subsection 11.11, the entire Debt, if not previously due and payable, immediately thereupon shall, notwithstanding anything to the contrary in the Note, this Security Instrument or any other Loan Document, become due and payable.

         (k) This instrument shall be effective as a mortgage. If a sale hereunder shall be commenced by Sale Officer, Lender may, at any time before the sale of the Property, direct the Sale Officer to abandon the sale, and may institute suit for the collection of the Debt or part thereof and for the foreclosure of this Security Instrument. If Lender shall institute suit for the collection of the Debt or part thereof, and for the foreclosure of this Security Instrument, Lender may at any time before the entry of final judgment in said suit dismiss the same (or part thereof) and direct the Sale Officer to sell the Property in accordance with the provisions of this Security Instrument. Lender may pursue its rights and remedies against any guarantor or other party liable for any of the obligations in such a suit for foreclosure or by separate suit, whether or not the Sale Officer is also pursuing a sale under the terms hereof.

                       ARTICLE 12 - ENVIRONMENTAL HAZARDS

         SECTION 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, that, to the best of Borrower's knowledge, after due inquiry and investigation: (a) there are no Hazardous Substances or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto, if any, and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "ENVIRONMENTAL REPORT"); (b) there are no past or present Releases of Hazardous Substances in violation of any Environmental Law or which would require Remediation by a Governmental Authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (d) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including, but not limited to a governmental entity) relating to Hazardous Substances or Remediation thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing; and (e) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including, but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "ENVIRONMENTAL LAW" means any present, and for the purposes of Sections 12.2, 12.3 and 13.4 only, future, federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present, and for the purposes of Sections 12.2, 12.3 and 13.4 only, future, federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property. "HAZARDOUS SUBSTANCES" include but are not limited to any and all substances (whether solid, liquid or gas) (i) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present, or for the purposes of Sections 12.2, 12.3 and 13.4 only, future, Environmental Laws or (ii) that may have a negative impact on human health or the environment, including, but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives. "RELEASE" of any Hazardous Substance includes, but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. "REMEDIATION" includes, but is not limited to any response, remedial removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in this Article 12.

         SECTION 12.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that so long as the Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "ENVIRONMENTAL LIENS"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including, but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of

Lender after Lender has reason to believe this Section 12.2 has been violated (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas, and the preparation of any Operations and Maintenance Plan ("O&M PLAN") required by Lender), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including, but not limited to a Release of a Hazardous Substance or the correction of any conditions identified in any O&M Plan) in, on, under or from the Property, (ii) comply with any Environmental Law, (iii) comply with any directive from any governmental authority, and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing promptly after it has become aware of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property which is required to be reported to a governmental authority under any Environmental Law,
(B) any actual Environmental Lien affecting the Property, (C) any required Remediation of environmental conditions relating to the Property, and (D) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including, but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or threatened administrative or judicial proceedings in connection with anything referred to in this Article 12.

         SECTION 12.3 LENDER'S RIGHTS. Lender, its environmental consultant, and any other person or entity designated by Lender, including, but not limited to any receiver and any representative of a governmental entity, shall have the right, but not the obligation, at intervals of not less than one year, or more frequently if the Lender reasonably believes that a Hazardous Substance or other environmental condition violates or threatens to violate any Environmental Law, after notice to Borrower, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including, but not limited to conducting any environmental assessment or audit of the Property or portions thereof to confirm Borrower's compliance with the provisions of this Article 12 and performance of any Remediation required under any O&M Plan, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit. Such audit shall be performed in a manner so as to minimize interference with the conduct of business at the Property. If such audit discloses that a violation of or a liability under any Environmental Law exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, Borrower shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Section, be paid by Lender.

                          ARTICLE 13 - INDEMNIFICATION

         SECTION 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, or punitive damages, of whatever kind or nature (including, but not limited to attorneys' fees and other costs) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following (but excluding Losses arising out of Lender's gross negligence or willful misconduct): (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any other Loan Document; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any other Loan Document, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or other Loan Document.

         Any amounts payable to Lender by reason of the application of this
Article 13 shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Lender until paid, and be secured by this Security Instrument and the other Loan Documents. The obligations and liabilities of Borrower under this
Article 13 shall survive any termination, satisfaction, or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

         As used in this Security Instrument, the term "INDEMNIFIED PARTIES" means Lender and any person or entity who is or will have been involved in the origination of this loan, any person or entity who is or will have been involved in the servicing of this loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in this loan (including, but not limited to Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in this loan for the benefit of third parties) as well as the respective directors, officers, shareholders, members, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in this loan or the Property, whether during the term of this loan or as a part of or following a foreclosure of this loan and including, but not limited to any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

         SECTION 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents.

         SECTION 13.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section 4.2 or 5.9.

         SECTION 13.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily or required under any O&M Plan), engineers' fees, environmental consultants' fees, and costs of investigation (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and arising out of or in any way relating to any one or more of the following , unless caused by the gross negligence or willful misconduct of any Indemnified
Party: (a) any presence of any Hazardous Substances in, on, above or under the Property; (b) any past, present or threatened release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or tenant or other users of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property;
(d) any activity by Borrower, any person or entity affiliated with Borrower or tenant or other users of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or required under any O&M Plan or pursuant to court or administrative order, including, but not limited to any removal, remedial or corrective action; (e) any past, present or threatened violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including, but not limited to any failure by Borrower, any person or entity affiliated with Borrower or tenant or other users of the Property to comply with any order of any governmental authority in connection with Environmental Laws;
(f) the imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including, but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Substance; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage caused by Hazardous Substances arising under any statutory or common law or tort law theory, including, but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any intentional misrepresentation in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12.

         SECTION 13.5 DUTY TO DEFEND, ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              ARTICLE 14 - WAIVERS

         SECTION 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Debt.

         SECTION 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of or in connection with any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Applicable Law.

         SECTION 14.3 WAIVER OF NOTICE. To the extent permitted by Applicable Law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by Applicable Law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         SECTION 14.4 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its other obligations under this Security Instrument.

         SECTION 14.5 SURVIVAL. Except as hereinafter specifically set forth below, the representations and warranties, covenants, and other obligations arising under Article 12 shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any other Loan Document, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or any other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

         SECTION 14.6 [Intentionally Deleted].

                            ARTICLE 15 - EXCULPATION

         To the extent of any conflict between the provisions of this Security Instrument and Section 21 of the Note, the provisions of Section 21 of the Note shall control.

                              ARTICLE 16 - NOTICES

         SECTION 16.1 NOTICES. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient (with a second copy sent by registered or certified regular mail); or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next Business Day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as set forth in the Preamble to this Security Instrument. From time to time either party may designate another address than the address set forth for all purposes of this Security Instrument by giving the other party no less than ten (10) days advance notice of such change of address in accordance with the notice provisions hereof.

         For purposes of this Subsection, "BUSINESS DAY" shall mean a day on which commercial banks are not authorized or required by law to close in the State in which the Land is located.

                           ARTICLE 17 - APPLICABLE LAW

         SECTION 17.1 CHOICE OF LAW/JURISDICTION AND VENUE. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state where the Land is located without regard to the conflicts of law provisions thereof ("GOVERNING STATE"). Borrower hereby consents to personal jurisdiction in the Governing State. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH GOVERNING STATE FOR PURPOSES OF ANY ACTION. Borrower hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Security

Instrument may not be enforced in or by those courts, or that it is exempt or immune from execution, (iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

         SECTION 17.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         SECTION 17.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

         SECTION 17.4 INAPPLICABLE PROVISION. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term, at the option of Lender, shall not be affected thereby.

                         ARTICLE 18 - SECONDARY MARKET

         SECTION 18.1 DISSEMINATION OF INFORMATION. If Lender determines at any time to sell, transfer or assign the Note, this Security Instrument, or any other Loan Document, or all servicing rights with respect thereto, or to grant participations therein (the "PARTICIPATIONS") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"), Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities (collectively, the "INVESTOR") or any rating agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitors and the Property, which shall have been furnished by Borrower, any Guarantor or any Indemnitors, as Lender determines necessary or desirable.

         SECTION 18.2 CONVERSION TO REGISTERED FORM. At the request of Lender, Borrower shall appoint, as its agent, a registrar and transfer agent (the "REGISTRAR") which shall maintain, subject to such reasonable regulations as it shall provide, such books and records as are necessary for the registration and transfer of the Note in a manner that shall cause the Note to be considered to be in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986. The option to convert the Note into registered form once exercised may not be revoked. Borrower's choice of Registrar and any agreement setting out the rights and obligation of the Registrar shall be subject to the reasonable approval of Lender. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The costs and fees of the

Registrar shall be borne by Borrower and the Registrar shall not be entitled to any fee from Lender or any other lender in respect of transfers of the Note and Security Instrument (other than Taxes and governmental charges and fees).

                               ARTICLE 19 - COSTS

         SECTION 19.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination and non-disturbance agreement (the occurrence of any of the above shall be called an "EVENT" when used in this Subsection 19.1). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise.

         SECTION 19.2 ATTORNEY'S FEES FOR ENFORCEMENT AND DEFENSE. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and any other Loan Document; and (ii) the items set forth in Section 19.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting Lender or its interest in the Property (including attorney's fees and litigation expenses related to or arising out of any lawsuit or proceeding brought by or against Lender in any court or other forum, including actions or proceedings brought by or on behalf of Borrower's bankruptcy estate or any guarantor or indemnitor) or in connection with the collection of any amounts payable hereunder or in enforcing Lender's rights under the Loan Documents with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate (as defined in the Note) from the date paid or incurred by Lender until such expenses are paid by Borrower.

        ARTICLE 20 - CERTAIN DEFINITIONS, HEADINGS, RULE OF CONSTRUCTION

         SECTION 20.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender (a) in protecting its interest in the Property, the Leases and the Rents, (b) relating to or arising out of any lawsuit or proceeding brought by or against Lender in any court or other forum (including actions or proceedings brought by or on behalf of Borrower's bankruptcy estate or any guarantor or indemnitor, or (c) in enforcing its rights under this Security Instrument.

         SECTION 20.2 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         SECTION 20.3 RULES OF CONSTRUCTION.

         The following rules of construction shall be applicable for all purposes of this Security Instrument and all documents or instruments supplemental hereto, unless the context otherwise requires:

         (a) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

         (b) No inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document.

         (c) The cover page (if any) of, all recitals set forth in, and all Exhibits to, this Security Instrument are hereby incorporated herein.

         (d) Wherever Lender's judgment, consent, or approval is required under this Security Instrument or any other Loan Document for any matter or thing or Lender shall have an option, election, or right of determination thereunder including any right to determine that something is satisfactory or not ("DECISION POWER"), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised. Such Decision Power and each other power granted to Lender upon this Security Instrument or any other Loan Document may be exercised by lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent.

                           ARTICLE 21 - MISCELLANEOUS

         SECTION 21.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, including but not limited to the provisions of this Section, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Security Instrument; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Security Instrument; and
(c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Security Instrument.

         SECTION 21.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         SECTION 21.3 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         SECTION 21.4 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         SECTION 21.5 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and any other Loan Document, and the performance and discharge of the obligations.

         SECTION 21.6 ENTIRE AGREEMENT. The Note, this Security Instrument and any other Loan Document constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and any other Loan Document, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and any other Loan Document.

         SECTION 21.7 LENDER'S RIGHT TO SUBORDINATE. Lender may, at its election in its sole and absolute discretion, subordinate the lien of this Security Instrument and any or all of Lender's rights, titles or interests hereunder to any lien, leasehold interest, easement, plat, covenant, restriction, dedication, encumbrance or other matter affecting the Property or any part thereof by recording a written declaration of such subordination in the office of the register or recorder of deeds or similar filing officer for the county in which the Land is located. If foreclosure sale occurs hereunder after the recording of any such declaration, the title received by the purchaser at such sale shall be subject to the matters specified in such declaration, but such declaration shall not otherwise affect the validity or terms of this Security Instrument or any other Loan Document or the priority of any lien or security interest created hereunder or under any other Loan Document.

                       ARTICLE 22 - LOCAL LAW PROVISIONS

         SECTION 22.1 INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article 22 and the other provisions of this Security Instrument (other than the terms and provisions of Article 23), the terms and conditions of this Article 22 shall control and be binding.

         SECTION 22.2 ATTORNEYS' FEES FOR ENFORCEMENT. Section 19.2 is modified to state the following: "(a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and any other Loan Document; and (ii) the items set forth in
Section 19.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property, under any bankruptcy or administrative proceeding, or whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate (as defined in the Note) from the date paid or incurred by Lender until such expenses are paid by Borrower."

         SECTION 22.3 FUTURE ADVANCES SECURED. This Security Instrument shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of Lender, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Security Instrument, but such secured indebtedness shall not exceed at any time the maximum principal amount of $22,000,000.00, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance, on the Property, with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of Lender, or otherwise, may be made either prior to or after the due date of the Note or any other notes secured by this Security Instrument.

         SECTION 22.4 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

         ARTICLE 23 - ADDITIONAL OR SPECIAL PROVISIONS OR MODIFICATIONS

         SECTION 23.1 INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article 23 and the other provisions of this Security Instrument, the terms and conditions of this Article 23 shall control and be binding.

         SECTION 23.2 PROPERTY MORTGAGED. The fourth line of Section 1.1(e) is hereby modified by inserting "exclusively" between "used" and "in".

         The first line of Section 1.1(j) is hereby modified by inserting "exclusively" between "used" and "in". The second line of Section 1.1(j) is hereby modified by adding "exclusively" to the beginning thereof. The second line of Section 1.1(j) is hereby further modified by inserting "exclusively" between "or" and "pertaining".

         The next to last line of Section 1.1(k) is hereby modified by inserting "exclusively" between "or" and "generated". The next to last line of Section 1.1(k) is hereby further modified by inserting "exclusively" between "used" and "in".

         SECTION 23.3 DEBT. The fifth line of Section 2.1(a) is hereby modified by deleting "others" and substituting "Indemnitors" therefor.

         SECTION 23.4 INSURANCE. The eleventh line of Section 3.3(b) is hereby modified by deleting "sole" and substituting "reasonable" therefor.

         SECTION 23.5 TAX AND INSURANCE ESCROW FUND. With regard to the Escrow Fund for Insurance Premiums and Taxes provided for in Section 3.5, notwithstanding anything to the contrary herein, the Escrow Fund shall be deposited in an interest bearing account and interest earned on such fund shall be credited to Borrower.

         The seventh line of Section 3.5 is hereby modified by inserting "(but based on the prior year's taxes and excluding Taxes attributable to the premises demised by the Publix Lease (hereinafter defined) and the Eckerd's Lease (hereinafter defined), as set forth below)" between "Lender" and "to."

         Notwithstanding any provision in Section 3.5 to the contrary, with regard to Taxes and Insurance Premiums attributable to (i) the premises demised by that certain lease between Publix Super Markets, Inc. and Borrower dated August 23, 2000, as amended (the "PUBLIX LEASE") and (ii) the premises demised by that certain lease between Eckerd Drugs of Florida, Inc. and Borrower dated September 11, 1979 (as amended) (the "ECKERD'S LEASE"), Borrower shall pay to Lender annually on or before thirty (30) days prior to the due date of said Taxes and Insurance Premiums an amount sufficient to pay all of said Taxes and Insurance Premiums.

         SECTION 23.6 CONDEMNATION. The twenty-fourth line of Section 3.6 is hereby modified by inserting ", to the extent condemnation proceeds are made available to Borrower," between "shall" and "promptly".

         SECTION 23.7 MAINTENANCE OF PROPERTY. The first sentence of Section 3.8 is hereby modified by adding ", subject to normal wear and tear" to the end thereof.

         The fifth line of Section 3.8 is hereby modified by inserting "(provided Borrower shall have received the Net Proceeds)" between "casualty" and ", or"

         The next to last sentence of Section 3.8 is hereby modified by adding the following to the end thereof: ", without the express written consent of Lender."

         The second sentence of Section 3.8 is hereby modified by adding the following to the end thereof: "(notwithstanding the foregoing, an alteration of any building located on the Property shall not be deemed material unless it is a significant exterior or structural modification)".

         SECTION 23.7.1 COMPLIANCE WITH LAWS. Section 3.10(b) is hereby modified by adding the following to the end thereof: ", such evidence may consist of a certificate of compliance executed by Borrower and/or such other evidence as may be reasonably requested by Lender."

         SECTION 23.8 BOOKS AND RECORDS. The first line of Section 3.11(a)(i) is hereby modified by deleting "ninety (90)" and substituting "one hundred (100)" therefor. The first line of Section 3.11(a)(i)(B) is hereby modified by inserting "or profit and loss statement" between "statement" and "of".

Section 3.11(a)(ii) is hereby deleted and the following substituted therefor:
"(ii) For Guarantor, Borrower shall deliver, or cause to be delivered to Lender within one hundred (100) days after the close of the fiscal year of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the General Partner of such Guarantor ("GP"), an annual balance sheet and profit and loss statement of GP certified by GP's chief financial officer (or other person acceptable to Lender)."

         The third line of Section 3.11(a)(iii) is hereby modified by deleting "21" and substituting "30" therefor.

         The second line of Section 3.11(a)(iv) is hereby modified by deleting "30" and substituting "50" therefor.

         The first line of Section 3.11(b) is hereby modified by inserting "in advance" between "Annually" and ", no". The first line of Section 3.11(b) is hereby further modified by deleting "February" and substituting "December" therefor. The second line of Section 3.11(b) is hereby modified by deleting "sole" and substituting "reasonable" therefor. The fourth and fifth lines of
Section 3.11(b) are hereby modified by deleting "upon such anniversary date" and substituting "the succeeding January 1" therefor.

         Section 3.11(d)(i) is hereby deleted in its entirety.

         SECTION 23.9 PAYMENT FOR LABOR AND MATERIALS. Notwithstanding anything to the contrary in Section 3.12, after prior written notice and delivery to Lender of a bond to the satisfaction of Lender or title insurance over said lien, Borrower, at its own expense, may contest, by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any charges incurred from the labor or materials ("Costs"), provided: (i) no Event of Default has occurred and shall be continuing; (ii) Borrower is permitted to do so under the provisions of any mortgage, deed of trust, ground lease, or other instrument which creates a superior or junior lien to the Security Instrument (it being understood that no such superior or junior liens will be permitted unless specifically allowed, in writing, by Lender); (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Property, the Improvements, nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (v) Borrower shall have set aside adequate reserves (which Lender may at its option require to be placed in escrow with Lender) for the payment of the Costs, together with all interest, penalties, and other possible costs; and (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Costs, together with all interest, penalties, and any other costs thereon.

         SECTION 23.10 PROPERTY USE. Section 4.1 is hereby deleted and the following substituted therefor: "The Property shall be used only for uses consistent with applicable zoning laws and for no other use without the prior written consent of Lender.

         SECTION 23.11 SINGLE PURPOSE ENTITY. The next to last line of Section 4.3(a) is hereby modified by deleting "outstanding" and substituting "original" therefor. The following is hereby added to the end of Section 4.3(a) : "(except as may be provided in Section 23.22)".

         Section 4.3(c)(iv) is hereby deleted and the following substituted therefor: "maintain its bank accounts, books, records and financial statements in accordance with generally accepted accounting principles (or such other consistently applied methods acceptable to Lender in its discretion), and keep such bank accounts, books, records and financial statements separate from those of any other person or entity;"

         The next to last line of Section 4.3(d)(iii) is hereby modified by deleting "outstanding" and substituting "original" therefor.

         SECTION 23.12 RESTORATION AFTER CASUALTY. The first line of Section 4.4(a) is hereby modified by deleting "$30,000.00" and substituting "$60,000.00" therefor.

         The first line of Section 4.4(b)(i)(H) is hereby modified by adding the following to the end thereof: "substantial".

         The second line of Section 4.4(b)(vi) is hereby modified by inserting "reasonable" between "the" and "opinion".

         The following phrase is added at the end of the final sentence of
Section 4.4(c): "and, provided that if Lender shall so apply the Net Proceeds, no Prepayment Consideration shall be payable solely in connection with such application; provided, however, that notwithstanding the foregoing, if an Event of Default is existing as of the date of the casualty, or an event has occurred as of the date of the casualty that with notice and/or the passage of time, or both, would constitute an Event of Default hereunder, then any Net Proceeds applied to the Debt pursuant to this section shall be subject to the Prepayment Consideration (as defined in the Note) computed in accordance with the terms of the Note."

         SECTION 23.13 LEGAL STATUS AND AUTHORITY. Section 5.3(c) is hereby modified by adding the following to the beginning thereof: "to the best of Borrower's knowledge,".

         SECTION 23.14 VALIDITY OF DOCUMENTS. Sections 5.4(a)(iii), 5.4(a)(iv) and 5.4(a)(vi) are hereby modified by adding the following to the beginning thereof: "to the best of Borrower's knowledge,".

         SECTION 23.15 STATUS OF PROPERTY. Sections 5.6(b) and 5.6(c) are hereby modified by adding the following to the beginning of each: "To the best of Borrower's knowledge,".

         SECTION 23.15.1 LEASES. Section 5.10(k) is hereby modified by adding the following to the end thereof: ", except as may have been previously disclosed in writing to and acknowledged by Lender".

         Section 5.10(n) is hereby modified by deleting "would be" and substituting "is" therefor and by deleting "prudent institutional lenders" and substituting "Lender, in its reasonable discretion".

         SECTION 23.16 NO CHANGE IN FACTS OR CIRCUMSTANCES. The fourth line of
Section 5.15 is hereby modified by inserting "material" between "all" and "respects". The last line of Section 5.15 is hereby modified by adding the following to the end thereof: ", in any material respect."

         SECTION 23.17 THIRD PARTY REPRESENTATIONS. The first sentence of
Section 5.17 is hereby modified by adding the following to the beginning thereof: "To the best of Borrower's knowledge,".

         SECTION 23.18 RECORDING OF SECURITY INSTRUMENT, ETC. The second line of
Section 7.1 is hereby modified by inserting "cooperate with Lender to" between "shall" and "cause".

         SECTION 23.19 ESTOPPEL CERTIFICATES. The first line of Section 7.4(b) is hereby modified by inserting "use commercially reasonable efforts to" between "shall" and "furnish".

         The first line of Section 7.4(b) is hereby further modified by inserting ", but so long as no Event of Default shall have occurred, not more than once per year unless such request is required as a result of any casualty or condemnation" between "Lender" and ", Borrower".

         SECTION 23.20 SPLITTING OF SECURITY INSTRUMENT. The second line of
Section 7.6 is hereby modified by inserting "and cost" between "election" and "of".

         The fifth line of Section 7.6 is hereby modified by inserting "and without cost to Borrower," between "Lender," and "shall".

         SECTION 23.21 REPLACEMENT DOCUMENTS. The fourth line of Section 7.7 is hereby modified by inserting "at no cost to Borrower" between "Borrower" and "shall".

         SECTION 23.22 SUBORDINATE FINANCING. The following is hereby inserted at the end of Section 8.1 herein:

         Notwithstanding anything herein to the contrary, Borrower and Lender have agreed that with Lender's prior written consent, which shall not be unreasonably withheld, Borrower may obtain one or more unsecured subordinate loans ("Subordinate Loan") from Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "Partnership"), and Lender agrees that it shall not withhold its consent to such subordinate loans provided that Lender determines in its discretion that the following conditions are satisfied:

         (a) such loan or loans are made for the sole purpose of funding and are used by Borrower solely for, working capital and/or the expansion or relocation of the premises demised by the Eckerd's Lease and/or the expansion of the premises demised by the Publix Lease, each as approved by Lender in its discretion;

         (b) The combined amount of indebtedness (both the Loan and the proposed subordinate loans) shall be no more than 85% of the appraised value of the Property, as determined by an appraisal obtained by and satisfactory to Lender;

         (c) the payment terms of each Subordinate Loan shall not require payments to be made or payments to become due unless and until the Loan (or any refinancing loan the proceeds of which are used to repay the Loan) is fully paid and satisfied, except that voluntary payments by Borrower from excess cash flow from the Property may be permitted so long as no Event of Default has occurred and is continuing;

         (d) The Partnership shall execute a Subordination Agreement substantially in the form attached as Exhibit "B" to the Borrower's Certificate that has been executed by Borrower and delivered to Lender contemporaneously;

         (e) If requested by Lender, Lender has received confirmation from each Rating Agency that the Subordinate Loan would not cause a downgrade, withdrawal or qualification of any securities then rated by such Rating Agency

         Lender's consent to any Subordinate Loan shall not constitute a waiver of any right Lender may have to prohibit any further subordinate financing or any further alterations of the Property. Notwithstanding the foregoing, Lender may withhold its consent to any Subordinate Loan if any Event of Default, or any event that, with notice or the passage of time, may become an Event of Default, has occurred under the Note, this Security Instrument or any of the Loan Documents. In connection with Lender's determination that the aforementioned conditions have been satisfied, Lender may require a deposit for legal fees in an amount determined by Lender. Borrower shall pay for all of Lender's costs and expenses incurred in connection with its review of the subordinate loan, including reasonable attorney's fees and any rating agency fees.

         SECTION 23.23 CONDITIONS TO LENDER'S CONSENT. Section 8.2(iii) is hereby modified by adding the following to the end thereof: "(provided that a similar financial background as Borrower, as determined by Lender in its discretion, shall be acceptable to Lender)".

         Notwithstanding any provision in Section 8.1 or 8.2 to the contrary Borrower may make the following transfers without the consent of Lender and without the 1% assumption fee: (A) transfers of non-managing membership interests in Borrower, or of indirect interests in the non-managing members in Borrower, provided that (1) following any such transfer Ramco-Gershenson Properties, L.P., a Delaware limited partnership ("RGPLP"), continues to own, directly or indirectly, at least a 25% beneficial interest in Borrower and continues to control Borrower, either directly or indirectly through subsidiary entities, (2) Ramco-Gershenson Properties Trust, a Maryland real estate investment trust (the "REIT") remains the sole general partner of RGPLP and continues to maintain not less than a 50% partnership interest in RGPLP, and (3) if such transfer or series of transfers would result in (a) a transfer in the aggregate of more than 49% of the direct or indirect interests in Borrower as of the date hereof or (b) the proposed transferee, together with his, her or its Affiliates and immediate family members, owning in the aggregate directly or indirectly (whether by means of beneficial ownership or ownership interests in entities which in turn directly or indirectly, through multiple ownership tiers or otherwise, own interests in Borrower or otherwise), more than 49% of the ownership or beneficial ownership interest in Borrower (unless such Transferee is RGPLP or a subsidiary thereof), then such transfer or series of transfers shall require the consent of Lender and, at the sole option of Lender, recommendations in writing from the applicable rating agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a secondary market transaction, or (B) the merger of REIT with another publicly traded real estate investment trust so long as the newly-formed entity remains the sole general partner of RGPLP and continues to maintain not less than a 50% partnership interest in RGPLP.

         SECTION 23.24 EVENTS OF DEFAULT. Section 10.1(d) is hereby modified by adding the following to the end thereof: ", which failure is not cured on or before the fifth (5th) day after Lender's written notice to Borrower, and except for any failure solely as a result of Lender's failure to make the tax escrow funds available for said payment."

         Section 10.1(e) is hereby modified by adding the following to the end thereof "(which failure to deliver said copies is not cured on or before the fifth (5th) day after Lender's written notice to Borrower thereof)".

         Section 10.1(h) is hereby modified by deleting "or Borrower is not paying debts as and when the same become due."

         The following phrase is hereby added to the end of Section 10.1(i)(ii):
"which is not dismissed within sixty (60) days of filing in the case of an involuntary bankruptcy proceeding". The following phrase is hereby added to the end of Section 10.1(i)(iii): "which is not dismissed within sixty (60) days of its commencement".

         Section 10.1(k) is hereby modified by adding the following to the end thereof: "after notice thereof to Borrower".

         Section 10.1(l) is hereby modified by adding the following to the end thereof: "for thirty (30) days after notice thereof to Borrower".

         The first line of Section 10.1(m) is hereby modified by adding the following to the end thereof: "without cure."

         SECTION 23.25 REMEDIES. The first line of Section 11.1 is hereby modified by inserting "and during the continuance" between "occurrence" and "of."

         SECTION 23.26 RIGHT TO CURE DEFAULTS. The first line of Section 11.3 is hereby modified by inserting "and during the continuance" between "occurrence" and "of."

         SECTION 23.25 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. The opening phrase of Section 12.1 is hereby modified by deleting "after due inquiry and investigation:" and substituting "as based on the Environmental Report, and including Borrower's actual knowledge:".

         SECTION 23.26 GENERAL INDEMNIFICATION. The eighth line of Section 13.1 is hereby modified by deleting "Lender's" and substituting "any Indemnified Party's" therefor.

         SECTION 23.27 ENVIRONMENTAL INDEMNIFICATION. The third to last line of
Section 13.4 is hereby modified by inserting "environmental" between "dangerous" and "activity".

         Section 13.4 is hereby modified by adding the following to the end thereof:

                  Notwithstanding anything to the contrary contained herein, Borrower shall not be liable to Lender and/or its successors and assigns (collectively, "Indemnitees") under this Agreement for any Loss attributable to an affirmative act of any Indemnitee which causes (i) the introduction and initial release of a Hazardous Substance at the Property, or (ii) material aggravation of a then existing Hazardous Substance condition at the Property. In addition, if Indemnitee acquires ownership of the Property through a foreclosure, trustee's sale or deed in lieu of foreclosure, Borrower shall not be liable under this Agreement for any Loss which is attributable to (Y) the introduction and initial release of a Hazardous Substance at, in, under or about the Property by any party other than Borrower at any time after Indemnitee, its nominee, designee or affiliate or any other person or entity has acquired title to the Property, by foreclosure, trustee's sale, deed-in-lieu of foreclosure or otherwise, as the case may be, or (Z) any other event or condition first arising after the date on which Indemnitee, its nominee, designee or affiliate or any other person or entity has acquired title to the Property, by foreclosure, trustee's sale, deed-in-lieu of foreclosure or otherwise, as the case may be; provided such event or condition is unrelated to any event or condition which existed prior to the date Indemnitee, its nominee, designee or affiliate or any other person or entity has acquired title to the Property.

         SECTION 23.28 DUTY TO DEFEND, ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. The fourth line of Section 13.5 is hereby modified by inserting "reasonably" between "professionals" and "approved".

         SECTION 23.28.1 NOTICES. In addition to the requirements of Section
16.1 hereof and the notice provisions of all of the other Loan Documents, Lender shall use reasonable efforts to provide a courtesy copy of any notice required or permitted to be given by Lender to Borrower hereunder, or under any of the other Loan Documents, to the following addressees:

         Chief Financial Officer of Borrower
         c/o Ramco-Gershenson Properties Trust
         27600 Northwestern Highway, Suite 200
         Southfield, Michigan 48034

         Alan M. Hurvitz
         Honigman Miller Schwartz & Cohn LLP
         32270 Telegraph Road, Suite 225
         Bingham Farms, Michigan 48025-2457
         Phone:  248/566-8454
         Fax:  2487/566-8455

Lender's failure to send such courtesy copies shall not impair the effect of the notice sent to Borrower.

         SECTION 23.28.2 CONVERSION TO REGISTERED FORM. The last sentence of
Section 18.2 is deleted and the following is substituted therefor:

         "The costs and fees of the Registrar shall be borne by Lender."

         SECTION 23.29 PERFORMANCE AT BORROWER'S EXPENSE. The eighth line of
Section 19.1 is hereby modified by inserting "reasonable" between "all" and "costs".

         The next to last line of Section 19.1 is hereby modified by inserting "reasonable" between "all" and "legal".

         SECTION 23.30 INSURANCE. Borrower and Lender have reviewed the Phase II Report, as defined in Section 21.3 of that certain Environmental Indemnity Agreement between Borrower and Lender of even date herewith. As a result of certain findings therein indicating contaminants in excess of regulatory standards, Borrower has entered a claim with Borrower's environmental insurer. In connection therewith, Borrower has furnished to Lender, and Lender has reviewed, a copy of Pollution Legal Liability Select Policy numbered PLS 2675936, issued by American International Specialty Lines Insurance Company ("AISLIC"), containing coverages A,B,C,D,E,F & J, effective 11/18/1998 to 11/18/2008, with a 5-year extended reporting endorsement for third party claims (the "ENVIRONMENTAL POLICY"). Pursuant to Borrower's notice of claim, Borrower has received from AIG Technical Services, Inc., on behalf of AISLIC, and has provided to Lender, a letter dated July 17, 2003 indicating acceptance of Borrower's claim with respect to the matters disclosed in the Phase II report and summarizing the basic terms and coverages of the Environmental Policy (the "CLAIM ACCEPTANCE LETTER"). In connection therewith, Borrower and Lender have agreed as follows:

                  i. Borrower represents and warrants that the copy of the Environmental Policy, as previously provided to Lender, is a true, accurate and complete copy of the Environmental Policy, which policy has not been further amended or modified as of the date hereof except for several endorsements adding newly-acquired properties of Borrower's affiliates and except in order to add Lender as an additional insured pursuant to clause ii. below.

                  ii. Borrower, at its sole cost and expense, shall cause to be maintained in existence for the full term thereof, the Environmental Insurance Policy with at least its present or equivalent coverages. Borrower represents that the premiums for the Environmental Policy have been fully prepaid. Borrower has caused or will promptly cause Lender to be added to the Environmental Policy as an additional insured with respect to the Property.

                  iii. Borrower will comply with all notice and other requirements under the Environmental Policy necessary to process the claim arising from the matters set forth in the Phase II Report and referenced in the Claim Acceptance Letter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

BORROWER:                       RAMCO LANTANA LLC, a Michigan limited liability
                                company

                                By:   Ramco Lantana Manager LLC, a Michigan
                                      limited liability company, its manager

                                      By:  Ramco-Gershenson Properties, L.P., a
                                           Delaware limited partnership, Member

                                           By:   Ramco-Gershenson Properties
                                                 Trust, a Maryland real estate
                                                 investment trust, its general
                                                 partner

                                                By: _____________________
                                                Name:____________________
                                                Title:___________________

WITNESS:

________________________________________________
Printed Name:__________________________

________________________________________________
Printed Name:__________________________

                          ACKNOWLEDGMENT AND AGREEMENT
                                       OF
                              SPE COMPONENT ENTITY

         The undersigned hereby acknowledges the terms and conditions of Section
4.3 of this Security Instrument and hereby agrees, covenants, represents and warrants that it will fully comply with all such terms and conditions with respect to itself and Borrower.

                             RAMCO LANTANA MANAGER LLC, a Michigan
                             limited liability company, its manager

                             By: Ramco-Gershenson Properties, L.P., a Delaware limited partnership, Member

                                  By: Ramco-Gershenson Properties Trust, a
                                      Maryland real estate investment trust, its
                                      general partner

                                      By:_______________________________
                                      Name:_____________________________
                                      Title:____________________________

WITNESS:

_________________________________________________
Printed Name:_________________________

_________________________________________________
Printed Name:_________________________

STATE OF __________         )
                            ) ss.
COUNTY OF _________         )

         The foregoing instrument was acknowledged before me this _____ day of ______________, 2003, by _________________, ___________________ of
Ramco-Gershenson Properties Trust, a Maryland real estate investment trust on behalf of Ramco-Gershenson Properties, L.P., a Delaware limited partnership on behalf of Ramco Lantana Manager LLC, a Michigan limited liability company, on behalf of Ramco Lantana LLC, a Michigan limited liability company. He/She is personally known to me or has produced __________________ as identification.

                                ________________________________________________
                                    Signature of person taking acknowledgment

                                ________________________________________________
                                    Name, typed, printed or stamped

                                ________________________________________________
                                    Title or rank

                                ________________________________________________
                                    Serial number if any

STATE OF __________       )
                          ) ss.
COUNTY OF _________       )

         The foregoing instrument was acknowledged before me this _____ day of ______________, 2003, by _________________, ___________________ of
Ramco-Gershenson Properties Trust, a Maryland real estate investment trust on behalf of Ramco-Gershenson Properties, L.P., a Delaware limited partnership on behalf of Ramco Lantana Manager LLC, a Michigan limited liability company. He/She is personally known to me or has produced __________________ as identification.

         __________________________________________
         Signature of person taking acknowledgment

         __________________________________________
         Name, typed, printed or stamped

         __________________________________________
         Title or rank

         __________________________________________
         Serial number if any

This Instrument Prepared By:
Jason W. Lee, Esq.
Polsinelli Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, Missouri  64112
Phone:  (816) 753-1000
Fax:  (816) 753-1536

                                   EXHIBIT A

                             (DESCRIPTION OF LAND)

         ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being